UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934





                       Date of Report - September 2, 2003


                              CH ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)



NEW YORK                     0-30512                      14-1804460
State or other        (Commission File Number)          (IRS Employer
jurisdiction of                                          Identification
incorporation)                                              Number)

284 South Avenue, Poughkeepsie, New York                     12601-4879
----------------------------------------                 ----------------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (845) 452-2000


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Item 5            Other Events.
------            ------------

     1. Appointment of Officer. Registrant on September 2, 2003, issued a press release announcing the appointment of Christopher M. Capone as Chief Financial Officer and Treasurer of CH Energy Group, Inc., and its principle subsidiaries, Central Hudson Gas & Electric Corporation and Central Hudson Enterprises Corporation.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CH ENERGY GROUP, INC.
                                          (Registrant)


                              By:           /s/  Donna S. Doyle
                                   ------------------------------------------
                                                 DONNA S. DOYLE
                                   Vice President - Accounting and Controller

Dated:    September 2, 2003

                                  Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation                         Exhibit Description

    99(i)21         Press Release of CH Energy Group,  Inc., issued September
                    2, 2003, relating to the appointment of Christopher M. Capone as Chief Financial Officer and Treasurer of CH Energy Group, Inc. and its principle subsidiaries.